 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 12, 2005

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 12, 2005, the registrant amended its employment agreement with its Vice President and Chief Financial Officer, Mr. Douglas Sabra.  The amendment extends the term of Mr. Sabra's employment until December 31, 2008 from December 31, 2005, and increases his annual salary (adjustable during the term)  to $185,000 from $150,000, effective July 12, 2005. A copy of the amendment is attached hereto as exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1            Amendment One to Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Jerome E. Ball
_______________________________________

Name Jerome E. Ball

Title: Chairman and Chief Executive Officer

Dated: July 12, 2005

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 10.1            Amendment One to Employment Agreement